Exhibit 99.(A)(4)

Schedule A Series of the Trust

October 6, 2025

Name of Fund

Domestic Equity

WisdomTree U.S. LargeCap Fund

WisdomTree U.S. Quality Dividend Growth Fund

WisdomTree U.S. Multifactor Fund

WisdomTree U.S. Value Fund

WisdomTree U.S. MidCap Fund

WisdomTree U.S. SmallCap Fund

WisdomTree U.S. SmallCap Quality Dividend Growth Fund

WisdomTree U.S. LargeCap Dividend Fund

WisdomTree U.S. Total Dividend Fund

WisdomTree U.S. High Dividend Fund

WisdomTree U.S. AI Enhanced Value Fund

WisdomTree U.S. MidCap Dividend Fund

WisdomTree U.S. SmallCap Dividend Fund

WisdomTree U.S. Quality Growth Fund

WisdomTree U.S. MidCap Quality Growth Fund

WisdomTree U.S. SmallCap Quality Growth Fund

Emerging Markets Equity

WisdomTree Emerging Markets High Dividend Fund

WisdomTree Emerging Markets Quality Dividend Growth Fund

WisdomTree Emerging Markets Multifactor Fund

WisdomTree Emerging Markets SmallCap Dividend Fund

WisdomTree Emerging Markets ex-State-Owned Enterprises Fund

WisdomTree China ex-State-Owned Enterprises Fund

WisdomTree India Earnings Fund

WisdomTree Emerging Markets ex-China Fund

WisdomTree India Hedged Equity Fund

International Equity

WisdomTree International Equity Fund

WisdomTree International Multifactor Fund

WisdomTree Dynamic International Equity Fund (formerly, WisdomTree Dynamic Currency Hedged International Equity Fund)

WisdomTree International LargeCap Dividend Fund

WisdomTree International AI Enhanced Value Fund

WisdomTree International High Dividend Fund

WisdomTree International Hedged Quality Dividend Growth Fund

WisdomTree International Quality Dividend Growth Fund

WisdomTree International SmallCap Dividend Fund

WisdomTree Dynamic International Equity Fund (formerly, WisdomTree Dynamic Currency Hedged International SmallCap Equity Fund)

WisdomTree International MidCap Dividend Fund

WisdomTree Global ex-U.S. Quality Dividend Growth Fund

WisdomTree Global High Dividend Fund

WisdomTree New Economy Real Estate Fund

WisdomTree Japan Hedged Equity Fund

WisdomTree Europe Hedged Equity Fund

WisdomTree Europe Quality Dividend Growth Fund

WisdomTree Japan SmallCap Dividend Fund

WisdomTree Japan Opportunities Fund (formerly, WisdomTree Japan Hedged SmallCap Equity Fund)

WisdomTree Europe SmallCap Dividend Fund

WisdomTree European Opportunities Fund (formerly, WisdomTree Europe Hedged SmallCap Equity Fund)

WisdomTree GeoAlpha Opportunities Fund

WisdomTree Europe Defense Fund

WisdomTree Global Defense Fund

WisdomTree Asia Defense Fund

WisdomTree Quantum Computing Fund

Fixed Income

WisdomTree Yield Enhanced U.S. Aggregate Bond Fund

WisdomTree Yield Enhanced U.S. Short-Term Aggregate Bond Fund

WisdomTree Floating Rate Treasury Fund

WisdomTree Interest Rate Hedged U.S. Aggregate Bond Fund

WisdomTree Interest Rate Hedged High Yield Bond Fund

WisdomTree U.S. Short-Term Corporate Bond

WisdomTree U.S. Corporate Bond Fund

WisdomTree U.S. High Yield Corporate Bond Fund

WisdomTree Emerging Markets Local Debt Fund

WisdomTree Emerging Markets Corporate Bond Fund

WisdomTree Emerging Currency Strategy Fund

WisdomTree Bloomberg U.S. Dollar Bullish Fund

WisdomTree Mortgage Plus Bond Fund

WisdomTree Voya Yield Enhanced USD Universal Bond Fund

WisdomTree Bianco Total Return Fund

WisdomTree 1-3 Year Laddered Treasury Fund

WisdomTree 7-10 Year Laddered Treasury Fund

Alternative Funds

WisdomTree Managed Futures Strategy Fund

WisdomTree Equity Premium Income Fund (formerly, WisdomTree PutWrite Strategy Fund)

WisdomTree Enhanced Commodity Strategy Fund

WisdomTree Private Credit and Alternative Income Fund (formerly, WisdomTree Alternative Income Fund)

WisdomTree Target Range Fund

Capital Efficient

WisdomTree U.S. Efficient Core Fund

WisdomTree International Efficient Core Fund

WisdomTree Emerging Markets Efficient Core Fund

WisdomTree Efficient Gold Plus Gold Miners Strategy Fund

WisdomTree Efficient Gold Plus Equity Strategy Fund

WisdomTree Inflation Plus Fund

Megatrend

WisdomTree Cloud Computing Fund

WisdomTree Cybersecurity Fund

WisdomTree BioRevolution Fund

WisdomTree Artificial Intelligence and Innovation Fund

Municipal Bonds

WisdomTree Core Laddered Municipal Fund

WisdomTree High Income Laddered Municipal Fund